TRANSAMERICA FUNDS

Supplement dated February 8, 2010 to the to the Prospectuses dated March 1, 2009, November 13, 2009 and November 30, 2009, and to the Statement of Additional Information dated November 30, 2009, as each has been previously supplemented

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Transamerica Equity

Effective on or about April 9, 2010, Transamerica Asset Management, Inc., (“TAM”) will terminate its investment sub-advisory agreement with Transamerica Investment Management, LLC with respect to Transamerica Equity (the “Fund”) and will enter into a new investment sub-advisory agreement with Wellington Management Company, LLP (“Wellington Management”). An Information Statement describing Wellington Management and the terms of the new sub-advisory agreement will be mailed to shareholders within 90 days of the change in sub-adviser.

In connection with the change in sub-adviser, the Fund’s principal strategies and policies, as well as the Fund’s name, will change effective on or about April 9, 2010. These changes are described below.

The principal risks of the Fund will remain the same.  The Fund’s fundamental investment restrictions will remain unchanged. The investment adviser of the Fund, TAM, as well as the Fund’s investment advisory fee structure, will also remain the same. A new sub-advisory fee structure for the Fund will be implemented, as described below.

Effective on or about April 9, 2010, the Fund will be renamed Transamerica WMC Diversified Growth.

The following information supplements and amends information concerning Transamerica Equity in the Prospectuses:

PRINCIPAL STRATEGIES AND POLICIES:

The fund invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The fund invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the fund will seek diversified sources of return from these criteria.

The fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the fund’s portfolio for fundamental attractiveness. The fund typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the fund’s objective and other policies, the fund may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The fund may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

SUB-ADVISORY FEES:

The sub-adviser receives compensation, calculated daily and paid monthly, from TAM at the indicated annual rates (expressed as a specified percentage of the fund’s average daily net assets):

First $2 billion	0.28%
Over $2 billion up to $5 billion	0.25%
Over $5 billion	0.225%

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica WMC Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

PORTFOLIO MANAGER:

Paul E. Marrkand, CFA, a Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the fund since April 2010. Mr. Marrkand joined Wellington Management as an investment professional in 2005.

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Investors Should Retain this Supplement for Future Reference